EXHIBIT 4(i)



   Number                     USAA MUTUAL FUND, INC.                    Shares

                           SCIENCE AND TECHNOLOGY FUND
              Incorporated Under the Laws of the State of Maryland




Account No.         Alpha Code                             CUSIP
                                                           See Reverse Side for
                                                           Certain Definitions




THIS CERTIFIES that






is the owner of


fully paid and nonassessable shares of the common stock of the par value of one cent per share of USAA MUTUAL FUND, INC., transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.




Dated:



 /s/ Sherron Kirk               PICTURE of               /s/ Michael J.C. Roth
      TREASURER            USAA MUTUAL FUND, INC.              PRESIDENT
                                  SEAL




                                       Countersigned:
                                         USAA SHAREHOLDER ACCOUNT SERVICES
                                          (San Antonio)         TRANSFER AGENT

                                       By
                                                       AUTHORIZED SIGNATURE

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT -. . .Custodian. . .
TEN ENT - as tenants by the entireties                (Cust)             (Minor)
JT TEN  - as joint tenants with the               under Uniform Gifts to Minors
          right of survivorship and               Act . . . . . .  . . . . . .
          not as tenants in common                           (State)

      Additional abbreviations may also be used though not in the above list.

      FOR VALUE RECEIVED, I/We hereby sell, assign and transfer unto


Please Insert Social Security or Other
Taxpayer Identification Number of Assignee

__________________________________________


_______________________________________________________________________________
             Please Print or Typewrite Name and Address of Assignee

_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
                                                          (                  )
_______________________________________________________________________________
shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________ attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ______________   Signature(s)____________________________________________


Signature Guaranteed By _______________________________________________________

                                (The signature(s) to this assignment must correspond with the name as written upon the face of this certificate, in every particular, without alteration or enlargement, or any change whatsoever.)

                                This    certificate   is    transferable   or
                                redeemable at the offices of the Transfer Agent, USAA Shareholder Account Services, 9800 Fredericksburg Rd., San Antonio, TX 78288.

         The Signature Guarantee must be by an authorized person of a commercial bank or trust company which is a member of the FDIC, a savings bank or savings and loan association which is a member of the FSLIC, a credit union which is a member of the NCUA, or by a member firm of a domestic stock exchange. A NOTARIZATION BY A NOTARY PUBLIC IS NOT ACCEPTABLE.

                                  EXHIBIT 4(j)



   Number                     USAA MUTUAL FUND, INC.                    Shares

                           YOUNG INVESTORS GROWTH FUND
              Incorporated Under the Laws of the State of Maryland




Account No.         Alpha Code                             CUSIP
                                                           See Reverse Side for
                                                           Certain Definitions




THIS CERTIFIES that






is the owner of


fully paid and nonassessable shares of the common stock of the par value of one cent per share of USAA MUTUAL FUND, INC., transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.




Dated:



 /s/ Sherron Kirk               PICTURE of               /s/ Michael J.C. Roth
      TREASURER            USAA MUTUAL FUND, INC.              PRESIDENT
                                  SEAL




                                       Countersigned:
                                         USAA SHAREHOLDER ACCOUNT SERVICES
                                          (San Antonio)         TRANSFER AGENT

                                       By
                                                       AUTHORIZED SIGNATURE

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT -. . .Custodian. . .
TEN ENT - as tenants by the entireties                (Cust)             (Minor)
JT TEN  - as joint tenants with the               under Uniform Gifts to Minors
          right of survivorship and               Act . . . . . .  . . . . . .
          not as tenants in common                           (State)

      Additional abbreviations may also be used though not in the above list.

      FOR VALUE RECEIVED, I/We hereby sell, assign and transfer unto


Please Insert Social Security or Other
Taxpayer Identification Number of Assignee

____________________________________________


_______________________________________________________________________________
             Please Print or Typewrite Name and Address of Assignee

_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
                                                          (                  )
_______________________________________________________________________________
shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________ attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ______________   Signature(s)____________________________________________


Signature Guaranteed By _______________________________________________________

                                (The signature(s) to this assignment must correspond with the name as written upon the face of this certificate, in every particular, without alteration or enlargement, or any change whatsoever.)

                                This    certificate   is    transferable   or
                                redeemable at the offices of the Transfer Agent, USAA Shareholder Account Services, 9800 Fredericksburg Rd., San Antonio, TX 78288.

         The Signature Guarantee must be by an authorized person of a commercial bank or trust company which is a member of the FDIC, a savings bank or savings and loan association which is a member of the FSLIC, a credit union which is a member of the NCUA, or by a member firm of a domestic stock exchange. A NOTARIZATION BY A NOTARY PUBLIC IS NOT ACCEPTABLE.